UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Sylvan Road, Woburn, MA	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 376-3000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 9, 2011, Chancellor Strine of the Court of Chancery of the State of Delaware, acting as arbitrator in the arbitration proceedings between Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”) and Advanced Analogic Technologies, Incorporated (“AATI”) regarding the parties’ May 26, 2011 Merger Agreement (the “Merger Agreement”), ordered Skyworks to provide additional information to the court and additional information, documents and depositions to AATI concerning the new accounting-related claims asserted by Skyworks in its amended petition, and to make public disclosure “correcting its prior disclosure and indicating that the Court had not granted its amended petition; that the Court was open to allowing the amended petition, based on full disclosure to AATI of the facts supporting the new allegations, and that the Court reserves the right to strike the amended allegations if it finds that Skyworks unduly delayed the filing of its amended petition, or was not fully forthcoming in providing in a timely way the factual basis for its allegations.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.

Date: November 10, 2011	/s/ Mark V.B. Tremallo
Mark V.B. Tremallo
Vice President, General Counsel and Corporate Secretary

Safe Harbor Statement

This document includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, information relating to future events, occurrences, results and expectations of Skyworks (including but not limited to projections and business trends). Forward-looking statements can often be identified by words such as “to be,” “not yet,” “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect Skyworks’ future operating results, financial position and cash flows.

These risks, uncertainties and other important factors include, but are not limited to: developments occurring in, relating to or arising out of the arbitration proceedings pending between Skyworks and AATI in the Court of Chancery of the State of Delaware (including orders and rulings therein), and other risks and uncertainties, including but not limited to those detailed from time to time in Skyworks’ filings with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and Skyworks undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

Skyworks and AATI have each separately filed a number of Current Reports on Form 8-K and material pursuant to SEC Rule 425 under the Securities Act of 1933 (as amended) relating to the pending proposed transactions contemplated by the Merger Agreement. Investors and security holders are able to obtain free copies of the Current Reports on Form 8-K and materials pursuant to SEC Rule 425 filed with the SEC by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov. In addition, investors and security holders are able to obtain free copies of the documents filed by Skyworks with the SEC from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700, or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com.

Participants in the Solicitation

If a proxy statement is mailed to AATI stockholders and a meeting of AATI stockholders is held to consider and vote on the transactions contemplated by the Merger Agreement, Skyworks and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of Skyworks is set forth in Skyworks’ most recent Annual Report on Form 10-K/A, which was filed with the SEC on January 31, 2011, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011.